                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      CHAMPION COMMUNICATION SERVICES, INC.
                (Name of Registrant as Specified in Its Charter)


 ------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required.
[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

------------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid:
                               -------------------------------------------------
    2)  Form, Schedule or Registration No.
                                          --------------------------------------

    3)  Filing party:
                     -----------------------------------------------------------

    4)  Date filed:
                   -------------------------------------------------------------

*Set forth the amount on which the filing fee is calculated and state how it was determined.

                      CHAMPION COMMUNICATION SERVICES, INC.
                         1610 WOODSTEAD COURT, SUITE 330
                           THE WOODLANDS, TEXAS 77380

                      CHAMPION COMMUNICATION SERVICES, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 5, 2001


To the Stockholders of Champion Communication Services, Inc.:

         Notice is hereby given that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Champion Communication Services, Inc. (the "Company") will be held on June 5, 2001, at 10:00 a.m. Daylight Savings Time, at The Woodlands Resort and Conference Center, 2301 North Millbend, The Woodlands, Texas, for the purpose of considering and acting upon the following matters:

     (1) To elect three directors to hold office in accordance with the Company's Bylaws;

     (2) To ratify the Board of Directors' appointment of BDO Seidman, LLP to serve as the Company's auditors for the year ending December 31, 2001;

     (3) To consider and act upon any matter incident to the foregoing purposes and transact such other business as may properly come before the meeting or any adjournments thereof.

         The record date for the meeting has been established to be April 18, 2001. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at, the Annual Meeting or any adjournments thereof. You are cordially invited to attend the Annual Meeting. Stockholders wishing to attend the Annual Meeting should bring proper identification and evidence of their ownership of shares in the Company's voting securities. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for 10 days prior to the Annual Meeting.

         Even if you plan to attend the annual meeting, you are still requested to sign, date and return the accompanying proxy in the enclosed self-addressed, stamped envelope. If you attend, you may vote in person if you wish, even though you have sent in your proxy.

                                           By Order of the Board of Directors


                                           /s/ Pamela R. Cooper
                                           -------------------------------------
                                           Pamela R. Cooper, Secretary

May 4, 2001

                      CHAMPION COMMUNICATION SERVICES, INC.
                         1610 WOODSTEAD COURT, SUITE 330
                           THE WOODLANDS, TEXAS 77380


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

SOLICITATION AND REVOCABILITY OF PROXIES

         This Proxy Statement is furnished by the Board of Directors of Champion Communication Services, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Company for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. Daylight Savings Time on Tuesday, June 5, 2001 (the "Meeting") at The Woodlands Resort and Conference Center, located at 2301 North Millbend, The Woodlands, Texas, and at any adjournment thereof. When properly executed proxies in the accompanying form are received, the shares represented thereby will be voted at the meeting in accordance with the directions noted thereon. If no direction is indicated, such shares will be voted "FOR" the election of the directors and the appointed auditors, as set forth in the Notice of Annual meeting attached to this Proxy Statement.

         Management does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting, and it has no information that others will do so. If other matters requiring the vote of the stockholders properly come before the Meeting, it is the intention of the persons named in the attached form of proxy to vote the proxies held by them in accordance with their judgment on such matters.

         Any shareholder giving a proxy has the power to revoke that proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company either a written revocation or a duly executed proxy bearing a date subsequent to the date of the proxy being revoked. Any shareholder may attend the Meeting and vote in person, whether or not such shareholder has previously submitted a proxy.

         In addition to soliciting proxies by mail, officers and regular employees of the Company may solicit the return of proxies personally or by telephone. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward solicitation material to the beneficial owners of stock.

         The Company will bear the cost of preparing, printing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement, the enclosed form of proxy and any additional material, as well as the cost of forwarding solicitation material to and soliciting proxies from the beneficial owners of stock.

         This Proxy Statement and the accompanying form of proxy are first being sent or given to the Company's stockholders on or about May 4, 2001.

QUORUM AND VOTING

         In order for any business to be conducted at the meeting, holders of more than 50% of the shares entitled to vote must be represented at the meeting, either in person or by proxy.

         If you are the beneficial owner of shares held in "street name" by a broker, the broker as the record holder of the shares is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (those shares are treated as

"broker non-votes"). Shares represented by a proxy as to which there is a "broker non-vote" (for example, where a broker does not have discretionary authority to vote the shares), or a proxy in which authority to vote for any matter considered is withheld, will be considered present at the meeting for purposes of determining a quorum, but will have no effect on the vote. Shares represented by a proxy marked "abstain" on any matter will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have voted in favor of the proposal. Therefore, any proxy marked "abstain" will have the effect of a vote against the matter.

         The record date for determining stockholders entitled to notice of and to vote at the Meeting is the close of business on April 18, 2001. On that date there were 6,186,717 issued and outstanding shares of the Company's $.01 par value Common Stock ("Common Stock"). The Common Stock is the Company's only class of voting securities outstanding. Each share of the Company's Common Stock is entitled to one vote for the election of directors and in any other matter that may be acted upon at the Meeting. The Company's Articles of Incorporation do not permit cumulative voting.

ADDITIONAL INFORMATION

         The Company shall provide without charge to each shareholder of the Company upon the written request of such shareholder a copy of the Company's annual report on Form 10-KSB, without exhibits but including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. The Company also shall provide without charge by first class or other equally prompt means within one business day of receipt of a written or oral request from a person to whom this proxy statement is delivered a copy of any and all information that has been incorporated herein by reference. Stockholders should address such requests to Linda Harris, 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         The Company's Bylaws provide that the affairs of the Company shall be conducted by a Board of Directors composed of not less than one member and empower the Board to increase or decrease the number of directors by resolution adopted by a majority of the Board. The Board in its discretion and in accordance with such authority has fixed its size at three members. Each director shall hold office until the next annual meting of stockholders and until his successor is elected. The affirmative vote of a plurality of holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is present is required to elect each director nominee.

         The persons whose names are set forth as proxies in the enclosed form of proxy will vote all shares over which they have control "FOR" the election of the Board of Directors' nominees unless otherwise directed. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation should arise prior to the Meeting, the appointed proxies will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment. The affirmative vote of a plurality of holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is present is required to elect each director nominee.

NOMINEES FOR ELECTION AS DIRECTORS

         ALBERT F. RICHMOND has served as Chairman of the Board, Chief Executive Officer, and a director of the Company since September 29, 1994 and as President since January 9, 2001. From May 1986 to February 1996, he was Chairman of the Board of Olympic Natural Gas Company, and from 1981 to 1986; he served as Chief Financial Officer and a director of American Oil and Gas Corporation. Mr. Richmond received a Bachelor of Business Administration degree from Texas Christian University in 1965.

         PETER F. DICKS has been a director of the Company since October 24, 1994. He has also served as a director of Standard Microsystems Corporation, a publicly traded company, since June 1992. Mr. Dicks serves as director for several companies in the United Kingdom, including The East German Investment Trust PLC, Action Computer Supplies Holdings PLC, Polar Capital Technology Trust PLC, PNC Tele.com PLC and Second London American Growth Trust PLC, all of which are publicly traded companies. From 1973 to 1991, he was a founder and director of Abingworth Management Holdings, Ltd., a company that provided venture capital investment management services.

         RANDEL R. YOUNG has been a director since May 7, 1996. Mr. Young currently serves as vice president and assistant general counsel for a NYSE energy company, based in Houston, Texas. From April 1991 to October 1993, Mr. Young was an attorney in his own Houston law firm. From October 1993 to December 1995, he was a partner with the New York-based law firm of Haight Gardner Poor & Havens, resident in its Houston office. From December 1995 to April 1996, he was a partner with the law firm of Gardere & Wynne, L.L.P., resident in its Houston office. Mr. Young received his Bachelor of Arts degree, with highest honors, from the University of Houston in 1977. Mr. Young received his law degree, with honors, from the University of Houston Law Center in 1980.

         The Board of Directors recommends a vote "FOR" the election of all of the individuals nominated for election as a director.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth certain information with respect to each director and each executive officer of the Company:

       Name                       Age            Position
       ----                       ---            --------
Albert F. Richmond (2)             59       Chairman of the Board, Chief
Houston, Texas                              Executive Officer and President

Pamela R. Cooper                   48       Chief Financial Officer, Treasurer,
Spring, Texas                               Secretary and Controller

Peter F. Dicks (1)(2)              58       Director
London, England

Randel R. Young (1)(2)             45       Director
Houston, Texas

---------
(1)  Member of Audit Committee
(2)  Member of Compensation Committee

         Officers are elected by the Board of Directors and serve until their successors are chosen or until their resignation or removal.

         PAMELA R. COOPER has been Treasurer and Controller of the Company since April 1, 1995, Chief Financial Officer since March 1996 and Secretary since September 29, 2000. From 1988 to 1995, she was the owner of PRC Consulting, an accounting firm in Dallas, Texas. Ms. Cooper graduated from Southern Methodist University in 1974 with a Bachelor of Business Administration degree.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of December 31, 2000 by (i) each director and officer of the Company, (ii) each person known or believed by the Company to own beneficially 5% or more of the Common Stock and (iii) all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

                                                                       Percent
       Name of Beneficial Owner (1)       Number of Shares        Beneficially Owned
       ----------------------------       ----------------        ------------------
Albert F. Richmond                            1,696,250 (2)         27.38%

David A. Terman                               1,817,000 (3)         29.33%
1113 Russell Drive
Highland Beach, FL 33487

Pamela R. Cooper                                 42,900 (4)            *
Peter F. Dicks                                  176,000 (5)          2.82%
23 Bentinck Street
London, W1M 5RL
England

Randel R. Young                                  38,813 (6)            *
1400 Smith Street
Houston, Texas 77002-7361

All executive officers and directors as a
group                                         3,770,963             59.69%

---------
* Less than 1%

(1) Except as otherwise noted, the address of each holder is 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380.

(2) Includes 46,500 shares held in Richmond Holdings, Inc. of which Albert F. Richmond is the sole shareholder. Includes 7,500 shares held by Guarantee & Trust Co., as Custodian of IRA for Linda L. Richmond and 7,500 shares held by Guarantee & Trust Co., Ttee. FBO for Albert F. Richmond, IRA.

(3) Shares held by David A. Terman and his wife, Maura B. Terman, as joint tenants with right of survivorship.

(4) Includes 11,700 shares held by Charles Schwab, as Custodian of IRA. Includes options granted on February 1, 1996 to acquire 5,000 shares options granted on February 6, 1997 to acquire 3,000 shares, and options granted on November 5, 1998 to acquire 1,000 shares, which are immediately exercisable. Does not include options to acquire 5,000 shares granted on February 1, 1996, options to acquire 9,000 shares granted on February 6, 1997, options to acquire 9,000 shares granted on November 5, 1998, and options to acquire 50,000 shares granted on April 16, 1999 as such options are not exercisable until February 1, 2001, February 6, 2001, November 5, 2001, and April 16, 2001 respectively.

(5) Includes options to acquire 26,000 shares of Common Stock exercisable immediately.

(6) Includes 5,491 shares held by Randel R. Young, Trustee for Brian C. Young Trust; 7,322 shares held by Randel R. Young, Trustee for Shannon E. Young Trust; and options to acquire 26,000 shares of Common Stock exercisable immediately. Mr. Young disclaims beneficial ownership of the shares held in trust.

         The Board of Directors met one time during fiscal year 2000. During such twelve-month period, each incumbent director of the Company attended 100% of (a) meetings of the Board of Directors held during his tenure and (b) meetings held by committees of the Board on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

         Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board regarding salaries, compensation and benefits of executive officers and employees of the Company and administers the Company's 1996 Incentive Plan. The Compensation Committee currently is comprised of Messrs. Dicks, Richmond and Young. The Committee met one time during fiscal year 2000.

         Audit Committee. The Audit Committee annually recommends to the Board of Directors the appointment of independent certified accountants as auditors for the Company, discusses and reviews the scope of any fees for the prospective annual audit, reviews the results with the auditors, reviews the Company's compliance with its existing accounting and financial policies, reviews the adequacy of the financial organization of the Company and considers comments by auditors regarding internal controls and accounting procedures and management's response to those comments. Messrs. Dicks and Young currently serve on this Committee. This Committee met one time in fiscal year 2000. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee adopted by the Board of Directors attached hereto as Exhibit A.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Based on a review of Forms 3, 4, and 5 furnished to the Company, all of the Company's officers and directors and beneficial owners of ten percent of the Company's common stock were in compliance with the reporting requirements of
Section 16(a) during the fiscal year ended December 31, 2000.

COMPENSATION OF DIRECTORS

         Directors who are not officers and employees of or consultants to the Company receive compensation of $500 per month retainer, $1,000 per board meeting and $500 for each committee meeting on which such director serves. Directors' expenses for attending meetings are reimbursed by the Company.

EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to the compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the fiscal years ended December 31, 2000, 1999, and 1998, with respect to the Company's Chief Executive Officer, Mr. Richmond, and President, Mr. Terman (collectively are referred to herein as the "named executive officers"). No other executive officers of the Company received annual compensation (including salary and bonuses earned) which exceeded $100,000 during the fiscal year ended December 31, 2000.

                                                            Annual                          Long Term
                                                         Compensation       Bonus         Compensation
                                                         ------------       -----        --------------
                                        Fiscal Year                                        Securities
                                           Ended                                           Underlying
Name and Principal Position               Dec. 31          Salary ($)                    Options/SARs(#)
------------------------------------    -----------        ----------                    ---------------
Albert F. Richmond,                         2000          $ 140,000           --               --
Chairman of the Board and                   1999          $ 133,125           --               --
Chief Executive Officer                     1998          $ 125,000           --               --

David A. Terman,                            2000           $140,000           --               --
President and Director (1)                  1999           $133,125           --               --
                                            1998           $125,000           --               --

         The Company has not issued options to the named executive officers. Thus, no options were granted to or exercised by the named executive officers during 2000.

(1) Mr. Terman resigned as director effective September 5, 2000 and President effective January 9, 2001.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of Peter F. Dicks, Albert F. Richmond and Randel R. Young. Mr. Richmond serves as the CEO and President of the Company.

FORWARD LOOKING STATEMENTS

         The statements contained in this Proxy Statement that are not historical are "forward looking statements" as that term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, that involve a number of risks and uncertainties.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2000. The Audit Committee will also discuss with the Company's independent auditors, BDO Seidman, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. The Audit Committee received the written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 and discussed with BDO Seidman, LLP the independence of BDO Seidman, LLP. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for filing with the SEC for the year ended December 31, 2000.

         No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

                                             AUDIT COMMITTEE

                                             Peter F. Dicks

                                             Randel R. Young

CONSIDERATION OF AUDITORS' FEES

         Audit Fees. Audit fees billed or expected to be billed to the Company by BDO Seidman, LLP for its audit of the Company's annual financial statements for the year ended December 31, 2000, and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the SEC for 2000 totaled $61,500.

         Financial Information Systems Design and Implementation Fees. The Company did not engage BDO Seidman, LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

         All Other Fees. Fees billed to the Company by BDO Seidman, LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $2,000.

         In connection with the recently revised standards for independence of the Company's independent public accountants promulgated by the SEC, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of BDO Seidman, LLP.

SHAREHOLDER PROPOSALS

         Shareholder proposals to be presented at the next Annual Meeting of Stockholders must be in writing and received at the Company's executive offices by the Secretary no later than February 15, 2002 in order to be included in the next year's proxy statement.

                            RATIFICATION OF AUDITORS
                                  (PROPOSAL 2)

FORMER INDEPENDENT AUDITORS

         On December 31, 1998, our former independent auditors, KPMG, LLP, resigned as our independent auditors. The resignation of our auditors and the subsequent change in auditors was approved by our board of directors on January 4, 1999. The independent auditors' reports of KPMG, LLP for the fiscal years ended December 31, 1997 and December 31, 1998 were unqualified. During fiscal year 1998 and through the date of resignation, there were no disagreements between us and KPMG, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in their opinion to the subject matter of their disagreement. See letter, dated January 4, 1999, from KPMG attached as Exhibit 16 to the Company's Form 8-K filed with the SEC on January 11, 1999 regarding our change in auditors.

CURRENT INDEPENDENT AUDITORS

         On January 4, 1999, the Company engaged BDO Seidman, LLP, certified public accountants, as the independent auditors of the Company. A representative from BDO Seidman, LLP will be present at this year's meeting of stockholders. Such representative will have the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions. The board of directors is seeking ratification of their appointment of BDO Seidman, LLP as the auditors for the fiscal year ending December 31, 2001.

                                 OTHER BUSINESS
                                  (PROPOSAL 3)

         The Board of Directors of the Company knows of no matters to be presented at the Annual Meeting other than those described above; however, if other matters are properly presented to the meeting for action, it is intended that the persons named in the accompanying form of proxy, and acting thereunder, will vote in accordance with their best judgment on such matters.

                                     GENERAL

         The information contained in this Proxy Statement in the sections, if any, entitled "Election of Directors -- Report From the Compensation Committee Regarding Executive Compensation," "---Report of the Audit Committee," and "Comparative Total Returns" shall not be deemed incorporated by reference by any general statement incorporating by reference any information contained in this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates by reference the information contained in such sections, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

                                     By Order of the Board of Directors


                                     Albert F. Richmond, Chief Executive Officer



Dated April 30, 2001
The Woodlands, Texas

                                    EXHIBIT A

                      CHAMPION COMMUNICATION SERVICES, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


                                     GENERAL

     The role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by:

     o Serving as an independent and objective party to monitor the Corporation"s financial reporting process and internal control system.

     o Reviewing and appraising the audit efforts of the Corporation"s independent accountants.

     o Providing an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

                                   COMPOSITION

         The Audit Committee shall consist of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In determining whether any director is independent, the Board shall take into consideration the requirements of the principal exchange or system on which the Corporation"s common stock is traded. Directors, who are affiliates of the Company, or officers or employees of the Company or of its subsidiaries, will not be considered independent. Notwithstanding the first sentence of this paragraph, until June 14, 2001, the Committee may consist of two or more directors meeting the qualifications of this section.

         All members of the Committee must be able to read and understand fundamental financial statements, including a corporation"s balance sheet, income statement, and cash flow statement or become able to do so within a reasonable period of time after his or her appointment to the Committee, and at least one member of the Committee is to have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member"s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.(1)

         The members of the Committee are to be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

                                    MEETINGS

         The Committee shall hold regular meetings as may be necessary and special meetings as may be called by the Chairman of the Committee. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with the independent accountants and management quarterly to review the Corporation"s financial statements.


---------
         (1) Exception for Small Business issuers - These issuers must establish and maintain an Audit Committee of at least two members, a majority of which must be independent directors. The understanding of accounting and financial management by members is not required.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         The Corporation"s independent accountants are to be ultimately accountable to the Board and the Committee, and the Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

                           RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

                            Documents/Reports Review

          1. Review and assess the adequacy of this Charter at least annually, and otherwise as conditions dictate.

          2. Review the Corporation"s annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission or the public, including any certification, report, opinion, or review rendered by the independent accountants.

          3. Review with financial management and the independent accountants the Corporation"s filings with the Securities and Exchange Commission on Form 10-Q(2) prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

                             Independent Accountants

          4. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

          5. On an annual basis, obtain from the independent accountants, and review and discuss with the independent accountants, a formal written statement delineating all relationships the independent accountants have with the Corporation, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

          6. Recommend to the Board any appropriate action to oversee the independence of the independent accountants.

          7. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

          8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation"s financial statements.

                         Financial Reporting Processes(3)

          9. In consultation with the independent accountants, review the integrity of the organization"s financial reporting processes, both internal and external.

          10. Consider the independent accountant"s judgments about the quality and appropriateness of the Corporation"s accounting principles as applied in its financial reporting.

---------
         (2) Or Form 10-QSB, if applicable.

         (3) If the company has an internal audit department, appropriate references should be made to the communications between the Committee and that department and to the Committee"s review of that department.

          11. Consider and approve, if appropriate, major changes to the Corporation"s auditing and accounting principles and practices as suggested by the independent accountants or management.

          12. Establish regular and separate reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management"s preparation of the financial statements and the view of each as to appropriateness of such judgments.

          13. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

          14. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

          15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

                          Ethical and Legal Compliance

          16. Establish, review and update periodically a Code of Conduct and ensure that management has established a system to enforce this Code.

          17. Review, with the Corporation"s counsel, any legal matter that could have a significant impact on the Corporation"s financial statements.

          18. Perform any other activities consistent with this Charter, the Corporation"s bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                                 Adopted by Resolution of the Board of Directors

                                 April 30, 2000

                      CHAMPION COMMUNICATION SERVICES, INC.

                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The shareholder of Champion Communication Services, Inc. whose name appears on the reverse side hereof (the "Undersigned") acknowledges receipt of the Notice of Annual Meeting of the Company on June 5, 2001 at 10:00 a.m. DST, and attached proxy statement, and appoints Albert F. Richmond as the attorney of the Undersigned, with full power of substitution, for and in the name of the Undersigned, to vote as proxy for the Undersigned according to the number of shares of Common Stock the Undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders of the Company to be held at The Woodlands Resort and Conference Center located at 2301 North Millbend, The Woodlands, Texas, on June 5, 2001, or at any adjournment or adjournments thereof, and to vote all shares of Common Stock of the Company held by the Undersigned and entitled to be voted upon the matters, and in accordance with the instructions, on the reverse side hereof.

                      CHAMPION COMMUNICATION SERVICES, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


1.   DIRECTORS -- NOMINEES:

               01 - PETER F. DICKS             03 - RANDEL R. YOUNG

               02 - ALBERT F. RICHMOND


                           For                          Withheld
                           All                            All

                          [  ]                            [  ]


                          [  ]  For All Except The Following
                                (List Names or Numbers):


                                ----------------------------------------------

                                ----------------------------------------------

                                ----------------------------------------------


                                              For       Against     Abstain

2.   AUDITORS -- RATIFY APPOINTMENT          [  ]        [  ]         [  ]
     OF BDO SEIDMAN, LLP AS INDEPENDENT
     ACCOUNTANTS AND AUDITORS FOR 2001.

NOTE -- PROXY HOLDERS MAY VOTE IN
THEIR DISCRETION ON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE
THE MEETING OR ANY ADJOURNMENT THEREOF.

                                 Dated:                                   , 2001
                                       -----------------------------------

                                 Signature(s):


CHAMPION COMMUNICATION SERVICES, INC. ANNUAL MEETING TO BE HELD ON JUNE 5, 2001 AT 10:00 A.M. DAYLIGHT SAVINGS TIME.

FOR HOLDERS AS OF APRIL 18, 2001.

PROXY                                                                    PROXY